UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2012

WATSCO, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

1-5581	59-0778222
(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

(Address of principal executive offices, including zip code)

(305) 714-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 30, 2012, Watsco, Inc., a Florida corporation (the “Company”), issued a press release reporting its financial results for the quarter ended March 31, 2012. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.01. Regulation FD Disclosure

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

On April 30, 2012, the Company issued a press release announcing the completion of its previously announced transaction with Carrier Corporation (“Carrier”), a unit of UTC Climate Controls & Security, to acquire Carrier’s HVAC distribution operations in Canada. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference in this Item 7.01.

On April 30, 2012, the Company issued a press release announcing the completion of a refinancing of its existing revolving credit agreements. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and is hereby incorporated by reference in this Item 7.01.

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated April 30, 2012 issued by Watsco, Inc.

99.2	Press release dated April 30, 2012 issued by Watsco, Inc.

99.3	Press release dated April 30, 2012 issued by Watsco, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Date: April 30, 2012	By:	/S/ ANA M. MENENDEZ
Ana M. Menendez,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 30, 2012 issued by Watsco, Inc.

99.2	Press release dated April 30, 2012 issued by Watsco, Inc.

99.3	Press release dated April 30, 2012 issued by Watsco, Inc.